EXHIBIT 12

AMENDED AND RESTATED JOINT FILING AGREEMENT

          The Joint Filing Agreement, dated May 30, 2008, by and among EnterAspen Limited, Sopris Partners Series A, of Sopris Capital Partners, L.P., Sopris Capital, LLC, Sopris Capital Advisors, LLC, Aspen Advisors LLC, and Nikos Hecht is hereby amended and restated as follows:

          The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

ENTERASPEN LIMITED

By:	ASPEN ADVISORS LLC
Its Attorney-in-fact with respect to accounts managed by Aspen Advisors LLC

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

By:	SOPRIS CAPITAL ADVISORS, LLC
Its Attorney-in-fact with respect to accounts managed by Sopris Capital Advisors, LLC

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

SOPRIS PARTNERS SERIES A, OF
SOPRIS CAPITAL PARTNERS, L.P.

By:	SOPRIS CAPITAL, LLC
Its general partner

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Sole Member of the Managing Member

SOPRIS DP SERIES A, OF SOPRIS DP, L.P.

By:	SOPRIS CAPITAL, LLC
Its general partner

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Sole Member of the Managing Member

THE RICHMOND FUND LP

By: Sopris Capital Advisors, LLC
Its: Attorney-in-Fact with respect to the account

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

DQ LTD.

By: Sopris Capital Advisors, LLC
Its: Attorney-in-Fact with respect to the account

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

ROVIDA HOLDINGS LIMITED

By: Sopris Capital Advisors, LLC
Its: Attorney-in-Fact with respect to the account

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

RR INVESTMENT COMPANY LTD.

By: Sopris Capital Advisors, LLC
Its: Attorney-in-Fact with respect to the account

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

SOPRIS CAPITAL, LLC

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Sole Member of the Managing Member

SOPRIS CAPITAL ADVISORS, LLC

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

ASPEN ADVISORS LLC

By:	/s/ Nikos Hecht

Name: Nikos Hecht
Title: Managing Member

/s/ Nikos Hecht

Nikos Hecht